UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):

August 15, 2012

COCA-COLA BOTTLING CO. CONSOLIDATED

(Exact name of registrant as specified in its charter)

Delaware	0-9286	56-0950585
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4100 Coca-Cola Plaza, Charlotte, North Carolina 28211

(Address of principal executive offices)         (Zip Code)

(704) 557-4400

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 16, 2012, Coca-Cola Bottling Co. Consolidated (the “Company”) announced that Henry W. Flint was elected President and Chief Operating Officer of the Company by the Board of Directors on August 15, 2012. Mr. Flint succeeds William B. Elmore, who was elected Vice Chairman of the Board. Both of them will continue to serve as members of the Company’s Board of Directors.

Previously, Mr. Flint, served as the Company’s Vice Chairman of the Board and Secretary, a position he has held since April 2007. Mr. Flint served as Executive Vice President from July 2004, when he joined the Company, to April 2007. He has been a director since 2007.

Mr. Elmore has been the President and Chief Operating Officer of the Company since January 2001. He has served the Company in numerous capacities, including high-level leadership roles, for over twenty-seven years.

In connection with Mr. Flint’s election to his new position, the Compensation Committee of the board of directors approved certain changes to his compensation. Mr. Flint’s base salary was increased from $548,000 to $600,000 effective September 1, 2012. In addition, his 2012 target bonus percentage for the Company’s Annual Bonus Plan was increased from 85% to 100% of his base salary starting September 1, 2012. His annual bonus for 2012 will be prorated based upon the number of days he will have held his current and new positions, respectively, during the year.

The Company also has an Officer Retention Plan (“ORP”) that provides executive officers and certain key employees of the Company with a supplemental retirement benefit that increases each year pursuant to a pre-determined schedule. The amount of the benefit is based on each participant’s position and level of responsibility, performance and job tenure. In connection with his election as President and Chief Operating Officer, Mr. Flint’s annual accrual amount under the ORP will be increased from $370,000 to $500,000 beginning in 2013 and will continue through 2019, the year in which Mr. Flint will attain age 65.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1	News release dated August 16, 2012 announcing executive appointments

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COCA-COLA BOTTLING CO. CONSOLIDATED (REGISTRANT)

Date: August 16, 2012	BY:	/s/ Umesh M. Kasbekar
Umesh M. Kasbekar Senior Vice President, Planning and Administration and Secretary

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC

EXHIBITS

CURRENT REPORT

ON

FORM 8-K

Date of Event Reported: August 15, 2012	Commission File No: 0-9286

COCA-COLA BOTTLING CO. CONSOLIDATED

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	News release dated August 16, 2012 announcing executive appointments